                                                                      EXHIBIT 32

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Resolution Performance Products LLC and RPP Capital Corporation (the "Companies") on Form 10-Q for the quarterly period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Marvin O. Schlanger, Chief Executive Officer and I, J. Travis Spoede, Chief Financial Officer of the Companies, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Companies.

/s/ Marvin O. Schlanger                              /s/ J. Travis Spoede

Marvin O. Schlanger                                  J. Travis Spoede
Chief Executive Officer                              Chief Financial Officer
November 14, 2003                                    November 14, 2003

A signed original of this written statement required by Section 906 has been provided to the Companies and will be retained by the Companies and furnished to the Securities and Exchange Commission or its staff upon request.

                                       32